Exhibit 99.2 Fourth Quarter and Full Year 2018 Results Conference Call February 22, 2019

Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes information that may constitute “forward‐looking statements,” made pursuant to the safe harbor  provisions of the Private Securities Litigation Reform Act of 1995. Forward‐looking statements relate to future, not past, events  and often address our expected future growth, plans and performance or forecasts. These forward‐looking statements are often  identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,”  “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward‐looking statements  contain these identifying words. Such forward‐looking statements are based on management’s current expectations about future  events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from  those expressed or implied in our forward‐looking statements. Subsequent events and developments, including actual results or  changes in our assumptions, may cause our views to change. We do not undertake to update our forward‐looking statements  except to the extent required by applicable law.  Readers are cautioned not to place undue reliance on such forward‐looking  statements.  All forward‐looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual  results and outcomes could differ materially from those included in these forward‐looking statements as a result of various factors,  including, including, but not limited to, our ability to integrate the Intermedix business as planned and to realize the expected  benefits from the acquisition, our ability to successfully deliver on our commitments to Intermountain and Ascension, our ability  to deploy new business as planned, our ability to successfully implement new technologies, fluctuations in our results of  operations and cash flows, and the factors discussed under the heading “Risk Factors” in our most recent Annual Report on Form  10‐K and any other periodic reports that the Company files with the Securities and Exchange Commission.  This presentation includes the following non‐GAAP financial measure: Adjusted EBITDA and net debt. Please refer to the Appendix  located at the end of this presentation for a reconciliation of the non‐GAAP financial measures to the most directly comparable  GAAP financial measure. 2

Q4 and Full Year 2018 Financial Highlights Fourth Quarter Financial Highlights . Revenue of $262.9 million, up $122.6 million and 87.4% compared to the same period last year . GAAP net loss of $5.7 million, compared to GAAP net loss of $40.2 million in the same period last year . Adjusted EBITDA of $27.1 million, up $21.4 million compared to the same period last year Full Year 2018 Financial Highlights . Revenue of $868.5 million, up $418.7 million and 93.1% compared to 2017 . GAAP net loss of $45.3 million, compared to GAAP net loss of $58.8 million in 2017 . Adjusted EBITDA of $57.0 million, up $52.9 million compared to 2017 3

2018 Highlights Intermountain Healthcare . New 10‐year Operating Partner agreement announced January 2018 . Demonstrates the value we bring to the table with our deep expertise in the revenue cycle . Plan to open a Technology and Innovation Center in Salt Lake City in Q2 Presence/AMITA Health . Announced in February 2018, expanded relationship to AMITA Health in June . Started ramping up shared services in Q4 and began transition of employees . Welcomed more than 1,000 associates in January 2019 Acquisition of Intermedix . Closed May 2018; transformative step for R1 into the physician RCM market with a scaled and established platform  . Integration progressing according to plan Ascension Medical Group . Announced concurrently with Intermedix acquisition . Started onboarding in Q4 2018 Digital Transformation Office . Launched in November 2018, to systematically automate our transactional environment on an end‐to‐end basis 4

2019 Priorities New business growth . Progression of opportunities in pipeline is encouraging; continues to expand . Strong interest across all go‐to‐market models – Operating Partnership, Co‐Managed and Modular . Remain optimistic in announcing a new end‐to‐end customer by the middle of 2019 Continued Execution, Drive Margin Expansion on Contracted Business . Focused on execution as we move past the onboarding phase, into the margin‐ramp phase . $16 billion of NPR still  expected to be in margin‐ramp phase exiting 2019 . Expect continued margin expansion beyond 2020 on currently contracted business Digital Transformation Office (DTO) . First phase of DTO is complete . Development phase now in progress . Expect to quantify benefits from DTO as we exit 2019 Physician IDN Solution . Combines capabilities from R1 and Intermedix to improve the patient experience and drive value for health systems . R1’s end‐to‐end RCM approach across different care settings is important in enabling this innovative approach  5

4Q’18 non-GAAP Results – Q/Q and Y/Y Comparison ($ in millions) 4Q’18 3Q’18 4Q’17 Key change driver(s) • Q/Q: Contribution from AMG and Revenue $262.9 $250.4 $140.3 Presence/AMITA • Y/Y: New customers and Intermedix • Q/Q: AMG and Presence/AMITA onboarding costs Adjusted Cost of Services $211.3 $206.5 $121.9 • Y/Y: New customer onboarding costs and Intermedix • Q/Q: Normal business growth Adjusted SG&A expense $24.5 $23.4 $12.7 • Y/Y: Growth in Sales & Marketing, and Intermedix • Q/Q:  Progression along profitability curve at customers onboarded over the past two years Adjusted EBITDA $27.1 $20.4 $5.7 • Y/Y: Improved profitability at customers and contribution from Intermedix A reconciliation of non‐GAAP to GAAP measures is provided in the Appendix of this presentation  6

2018 vs. 2017 Results (non-GAAP) ($ in millions) 2018 2017 y/y chg. Key change driver(s) • New customers onboarded in last  Revenue $868.5 $449.8 93.1% twelve months and Intermedix • New customer onboarding costs  Adjusted Cost of Services $731.7 $397.3 84.2% and inclusion of Intermedix • Expansion of commercial efforts  Adjusted SG&A expense $79.8 $48.4 64.9% and inclusion of Intermedix • Progression along profitability curve  at customers onboarded over the  Adjusted EBITDA $57.0 $4.1 Favorable past two years and contribution  from Intermedix A reconciliation of non‐GAAP to GAAP measures is provided in the Appendix of this presentation  7

Additional Commentary . Net debt of $313.6 million as of 12/31/18, including restricted cash . Expect to start paying down debt with cash from operations or refinance debt in mid‐ 2019 . Net interest expense of $10.7 million in Q4’18 . Interest on subordinated debt paid in cash, did not exercise payment‐in‐kind option . Capex of $13.4 million in Q4’18 . Primarily related to purchases of software licenses and computer equipment, as well  as capitalized software 8

Financial Outlook $m 2019 2020 Revenue 1,150 – 1,250 1,250 – 1,400 GAAP Operating Income 50 – 80 140 – 170 Adjusted EBITDA 145 – 165 235 – 260 $m Contracted Growth1 Contracted Growth1 Revenue 1,150 – 1,200 1,200 – 1,250 1,250 – 1,300 1,300 – 1,400 Adjusted EBITDA 155 – 165 145 – 155 245 – 260 235 – 245 Note:  Adjusted EBITDA is a non‐GAAP measure, please refer to the Appendix for a reconciliation of non‐GAAP financial measures. Note1: Growth scenario assumes addition of new $3B NPR Operating Partner contract in mid‐2019. 9

Appendix

Use of Non-GAAP Financial Measures . In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA. Adjusted EBITDA is defined as GAAP net income before net interest expense, income tax provision, depreciation and amortization expense, share-based compensation expense, reorganization- related expenses, transaction-related expenses and certain other items. Net debt is defined as debt less cash and equivalents, inclusive of restricted cash. . Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. . A reconciliation of GAAP net income to adjusted non-GAAP EBITDA, GAAP operating income guidance to non-GAAP adjusted EBITDA guidance, and debt to net debt is provided in this appendix. . Adjusted EBITDA and net debt should be considered in addition to, but not as a substitute for, the information presented in accordance with GAAP. 11

Reconciliation of GAAP to non-GAAP Financials $ in millions Reconciliation of GAAP Net Income (Loss) to non‐GAAP Adjusted EBITDA Reconciliation of GAAP Cost of Services to Non‐GAAP Cost of Services Reconciliation of GAAP Selling, General and Administrative to Non‐GAAP Selling, General and Administrative Note (1): Other costs are comprised of reorganization‐related, acquisition‐related expenses, a portion of DTO costs and certain other costs.  12

Reconciliation of GAAP to non-GAAP Financials $ in millions Reconciliation of GAAP Operating Income Guidance to non‐GAAP Adjusted EBITDA Guidance Net Debt as of 12/31/18 13